Supplement to the

Fidelity® Massachusetts AMT Tax-Free Money Market Fund

Institutional Class (FMAXX) and Service Class (FMHXX)

A Fund of Fidelity Massachusetts Municipal Trust

STATEMENT OF ADDITIONAL INFORMATION

April 1, 2015

The following information replaces similar information found in the "Description of the Trust" section on page 50.

Custodian. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies.

MAA-MASCB-15-01  June 1, 2015
1.872068.109

Supplement to the

Fidelity® Massachusetts AMT Tax-Free Money Market Fund (FMSXX),
Fidelity Massachusetts Municipal Income Fund (FDMMX), and
Fidelity Massachusetts Municipal Money Market Fund (FDMXX)

Fidelity Massachusetts AMT Tax-Free Money Market Fund is a Class of shares of
Fidelity Massachusetts AMT Tax-Free Money Market Fund

Funds of Fidelity Massachusetts Municipal Trust

STATEMENT OF ADDITIONAL INFORMATION

April 1, 2015

The following information replaces the similar information found in the "Description of the Trust" section on page 62.

Custodian. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. From time to time, subject to approval by a fund's Treasurer, Fidelity Massachusetts Municipal Income Fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

MASB-15-01  June 1, 2015
1.475751.127